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                                                                 EXHIBIT 10.42.1

        Each of the parties identified in the table below is party to an employment agreement with Endologix, Inc. in the form attached as Exhibit 10.42. Each party's employment agreement is identical except for such party's base salary and position, each of which is set forth in the table below.

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
EMPLOYEE NAME                       BASE SALARY           POSITION
-------------                       -----------           --------
Franklin D. Brown                    $200,000             Chairman

Paul McCormick                        240,000             Chief Executive
                                                          Officer and President

David Richards                        136,000             Chief Financial
                                                          Officer and Secretary

Karen Uyesugi                         170,000             Vice President,
                                                          Clinical and
                                                          Regulatory Affairs
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